EXHIBIT 31.2

CERTIFICATION
PURSUANT TO 17 CFR 240.13a-14
PROMULGATED UNDER
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan Coblentz, certify that:

1. I have reviewed this annual report on Form 10-K/A of MRU Holdings, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: October 28, 2008	MRU HOLDINGS, INC.

/s/ Jonathan Coblentz
By: Jonathan Coblentz
Its: Chief Financial Officer